CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Strateco Resources Inc. (the “Company”) on Form 10Q-SB for the period ending June 30, 2003, which contains the Company’s interim financial statements for the quarter, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Guy Hébert, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Report fully complies with the requirements of section 13(a) of 15(d) of the Securities Exchange Act of 1934;

and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Guy Hébert

__________________

Guy Hébert

President and Chief Executive Officer

August 13, 2003